UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2010

NEXGEN PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Commission File Number 333-137460

Nevada	26-2410685
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2808 Cowan Circle
Las Vegas, NV  89102
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (866) 446-1869

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 7, 2010, Nexgen Petroleum Corp. (the “Company”) entered into a settlement and conversion of debt letter agreement, dated September 7, 2010 (the “Settlement and Conversion Agreement #1”), with Mr. Sek Toh Tan, whereby Sek Toh Tan agreed to convert the debt of $400,000 owing to him from the Company into shares of common stock of the Company at a price of $0.17 per share resulting in the issuance of 2,352,941 shares of common stock of the Company to Sek Toh Tan.  A copy of the Settlement and Conversion Agreement #1 is attached hereto as Exhibit 10.1.

On September 8, 2010, the Company entered into a settlement and conversion of debt letter agreement, dated September 7, 2010 (the “Settlement and Conversion Agreement #2”), with Mr. Ong Cheng Guan, whereby Ong Cheng Guan agreed to convert the debt of $510,000 owing to him from the Company into shares of common stock of the Company at a price of $0.17 per share resulting in the issuance of 3,000,000 shares of common stock of the Company to Ong Cheng Guan.  A copy of the Settlement and Conversion Agreement #2 is attached hereto as Exhibit 10.2.

On September 8, 2010, the Company entered into a settlement and conversion of debt letter agreement, dated September 7, 2010 (the “Settlement and Conversion Agreement #3”), with Mr. Ket Kaew Wimontha, whereby Ket Kaew Wimontha agreed to convert the debt of $510,000 owing to him from the Company into shares of common stock of the Company at a price of $0.17 per share resulting in the issuance of 3,000,000 shares of common stock of the Company to Ket Kaew Wimontha.  A copy of the Settlement and Conversion Agreement #3 is attached hereto as Exhibit 10.3.

Item 3.02 Unregistered Sales of Equity Securities

On September 14, 2010, the Company issued 2,352,941 shares of common stock of the Company to Sek Toh Tan with respect to the conversion of a debt of $400,000 owing to him from the Company at a conversion price of $0.17 per share.  The Company believes that the issuance is exempt from registration under Regulation S and/or Section 4(2) under the Securities Act as the securities were issued to the individual through an offshore transaction which was negotiated and consummated outside of the United States.

On September 14, 2010, the Company issued 3,000,000 shares of common stock of the Company to Ong Cheng Guan with respect to the conversion of a debt of $510,000 owing to him from the Company at a conversion price of $0.17 per share.  The Company believes that the issuance is exempt from registration under Regulation S and/or Section 4(2) under the Securities Act as the securities were issued to the individual through an offshore transaction which was negotiated and consummated outside of the United States.

On September 14, 2010, the Company issued 3,000,000 shares of common stock of the Company to Ket Kaew Wimontha with respect to the conversion of a debt of $510,000 owing to him from the Company at a conversion price of $0.17 per share.  The Company believes that the issuance is exempt from registration under Regulation S and/or Section 4(2) under the Securities Act as the securities were issued to the individual through an offshore transaction which was negotiated and consummated outside of the United States.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                            Description of Exhibit

10.1	Settlement and Conversion of Debt Letter Agreement between Nexgen Petroleum Corp. and Sek Toh Tan, dated September 7, 2010.

10.2	Settlement and Conversion of Debt Letter Agreement between Nexgen Petroleum Corp. and Ong Cheng Guan, dated September 7, 2010.

10.3	Settlement and Conversion of Debt Letter Agreement between Nexgen Petroleum Corp. and Ket Kaew Wimontha, dated September 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 22, 2010

NEXGEN PETROLEUM CORP.

By:	/s/ Hsien Loong Wong
Name:	Hsien Loong Wong
Title:	President and Director

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page Number
10.1	Settlement and Conversion of Debt Letter Agreement between Nexgen Petroleum Corp. and Sek Toh Tan, dated September 7, 2010.	6
10.2	Settlement and Conversion of Debt Letter Agreement between Nexgen Petroleum Corp. and Ong Cheng Guan, dated September 7, 2010.	7
10.3	Settlement and Conversion of Debt Letter Agreement between Nexgen Petroleum Corp. and Ket Kaew Wimontha, dated September 7, 2010.	8